EXHIBIT 10
                                   ----------


                              LEVEL 8 SYSTEMS, INC.
                      OUTSIDE DIRECTOR STOCK INCENTIVE PLAN



     THIS PLAN is made effective as of February 26, 1999 by Level 8 Systems, Inc., a New York corporation (hereinafter called the "Company").

                                  INTRODUCTION

     The Company is adopting the Level 8 Systems, Inc. Outside Director Stock Incentive Plan (the "Plan") to provide non-employee directors with the opportunity to purchase the Common Stock of the Company and to provide such directors with an election to receive Common Stock of the Company in lieu of directors fees. The Board of Directors of the Company believes this Plan will promote personal interest in the welfare of the Company by, and provide incentive to, the individuals who are primarily responsible both for the regular operations of and for shaping and carrying out the long term plans of the Company, thus facilitating the continued growth and financial success of the Company.

                              LEVEL 8 SYSTEMS, INC.
                      OUTSIDE DIRECTOR STOCK INCENTIVE PLAN

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION  1  DEFINITIONS                                                        3
SECTION  2  ADMINISTRATION                                                     4
SECTION  3  ELIGIBILITY                                                        5
SECTION  4  SHARES  SUBJECT  TO  PLAN                                          5
SECTION  5  STOCK  AWARDS                                                      5
SECTION  6  OPTION  GRANTS                                                     5
SECTION  7  TERM  OF  PLAN                                                     6
SECTION  8  INDEMNIFICATION  OF  BOARD                                         6
SECTION  9  AMENDMENT  AND  TERMINATION  OF  THE  PLAN                         7
SECTION  10  ADJUSTMENT  IN  SHARES  OF  COMMON  STOCK                         7
SECTION  11  COMPLIANCE  WITH  APPLICABLE  LAW                                 7
SECTION  12  RIGHT  TO  REMOVE  DIRECTOR                                       8
SECTION  12  GOVERNING  LAW                                                    8

                  SECTION 1  DEFINITIONS

     Wherever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following words and phrases shall, when used herein, have the meanings set forth below:

     1.1     "Affiliate"  means  (a)  an  entity that directly or through one or
              ---------
more intermediaries is controlled by the Company, and (b) any entity in which the Company has a significant equity interest, as determined by the Company.

     1.2     "Board  of  Directors" means the Board of Directors of the Company.
              --------------------

     1.3     "Change  in  Control"  means  any  one  of  the  following  events
              -------------------

     (a) any person (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof), excluding the Company, any Subsidiary, any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee) and any present holder of common stock of the Company (the Company, all Subsidiaries, such employee benefit plans and trustees acting as trustees and such holders of common stock being hereafter referred to as the "Company Group"), but including a "group" as defined in Section 13(d)(3) of the Exchange Act (a "Person"), becomes the beneficial owner of shares of the Company having at least thirty percent (30%) of the total number of votes that may be cast for the election of directors of the Company (the "Voting Shares"); provided that no Change of Control will occur as a result of an acquisition of stock by the Company Group which increases, proportionately, the stock representing the voting power of the Company beneficially owned by such Person above thirty percent (30%) of the voting power of the Company, and provided further that if such Person acquires beneficial ownership of stock representing more than thirty percent (30%) of the voting power of the Company by reason of share purchases by the Company Group, and after such share purchases by the Company Group acquires any additional shares representing voting power of the Company, then a Change of Control shall occur;

          (b) the shareholders of the Company shall approve any merger or other business combination of the Company, sale of the Company's assets or combination of the foregoing transactions (a "Transaction") other than a Transaction involving only the Company and one or more of its Subsidiaries, or a Transaction immediately following which the shareholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity excluding for this purpose any shareholder owning directly or indirectly more than thirty percent (30%) of the shares of the other company involved in the merger;

          (c) within any 24-month period, the persons who were directors of the Company immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board of Directors or the board of directors of any successor to the Company, provided that any director who was not a director as of the effective date of this Plan shall be deemed to be an Incumbent Director if such director was elected to the Board of Directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of this clause (c); and provided further that any director elected to the Board of Directors to avoid or settle a threatened or actual proxy contest shall in no event be deemed to be an Incumbent Director; or

          (d)     the  dissolution  or  liquidation  of  the  Company.

     1.4     "Code"  means  the  Internal  Revenue  Code  of  1986,  as amended.
              ----

     1.5     "Common  Stock"  means  the  common  stock of the Company, $.01 par
              -------------
              value.

     1.6     "Company"  means  Level  8  Systems,  Inc.
              -------

     1.7     "Director"  means  a  member  of  the  Board  of  Directors.
              --------

     1.8     "Eligible  Director"  means  a  Director  who  is  not an Employee.
              ------------------

     1.9     "Employee"  means  any  person who is employed by the Company or an
              --------
Affiliate for purposes of the Federal Insurance Contributions Act and any consultant retained to provide services (other than in the capacity of a director) to the Company or an Affiliate.

     1.10     "Fair  Market  Value"  means,  with  respect  to a share of Common
               -------------------
Stock,

          (a) if the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded on the NASDAQ Stock Market, the average of the high and low price of the shares on the date in question, as such price is reported by the National Association of Securities Dealers through the NASDAQ Stock Market or any successor system. If there is no reported sale for the Common Stock on the date in question, then the average of the high and low price of the shares on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

          (b) if the Common Stock is at the time listed or admitted to trading on any national securities exchange, the average of the high and low price per share on the date in question on the securities exchange determined by the Board of Directors to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, the Fair Market Value shall be the average of the high and low price per share on the exchange on the last preceding date for which such quotation exists.

          (c) if the Common Stock is not publicly traded, the fair market value as determined by the Board of Directors.

     1.11     "Option"  means  a  non-qualified  stock  option granted under the
               ------
Plan  to  buy  shares  of  Common  Stock  as  set  forth  in  Plan  Section  6.

     1.12     "Option  Exercise  Price"  means  the per share purchase price for
               -----------------------
Common Stock subject to each Option granted under Section 6 which shall be one-hundred percent (100%) of the Fair Market Value of the Common Stock as of the date the Option is granted.

     1.13     "Plan"  means  the  Level  8  Systems, Inc. Outside Director Stock
               ----
Incentive  Plan.

     1.14     "Stock  Option  Agreement"  means an agreement between the Company
               ------------------------
and  an  Eligible  Director  or  other  documentation  evidencing  an  Option.

               SECTION 2  ADMINISTRATION

     The Board of Directors shall have the authority in its sole discretion to interpret the Plan, to make all other determina-tions and to take all other actions it deems necessary or advisable for the implementation and administration of the Plan. All actions of the Board of Directors shall be final, conclusive, and binding. No member of the Board of Directors shall be liable for any action taken or decision made in good faith relating to the Plan.

                  SECTION 3  ELIGIBILITY

     Only Eligible Directors shall be eligible to receive Common Stock pursuant to Section 5 of the Plan and an Option pursuant to Section 6 of the Plan on the terms and subject to the restrictions hereinafter set forth.

       SECTION 4  SHARES SUBJECT TO PLAN

     Subject to adjustment in accordance with Section 10, 120,000 shares of Common Stock (the Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to an election by an Eligible Director to receive Common Stock pursuant to Section 5 and Options granted pursuant to Section 6. If an Option expires or terminates for any reason without being exercised in full, the unpurchased shares subject to such Option shall again be available for purposes of the Plan.

                 SECTION 5  STOCK AWARDS

     5.1 Each Eligible Director may elect annually, in writing and in such form and at such time as the Board of Directors may direct, to receive any retainer, meeting and committee fees to be earned by such Director from the Company in the succeeding year in the form of Common Stock.

     5.2 Any election to receive Common Stock in lieu of fees shall be effective only if approved by the Board of Directors.

     5.3 An Eligible Director electing to receive Common Stock in lieu of fees will receive a number of shares of Common Stock equal to the result, rounded up to the nearest whole number, obtained by dividing the amount of the meeting, retainer and committee fees to which such Director would otherwise be entitled by 100% of the Fair Market Value of a share of Common Stock as of the date any such fees would otherwise have been paid. The Common Stock will be issued to any electing Eligible Director at such time as any retainer, committee or meeting fees would be payable to such Director had the Director not made an election to receive Common Stock in lieu of fees. Once made, any election by an Eligible Director to receive shares of Common Stock in lieu of fees is irrevocable.

                SECTION 6  OPTION GRANTS

     6.1 Each individual who is an Eligible Director as of the effective date of the Plan shall be awarded an Option to purchase 12,000 shares of Common Stock as of that date and each individual who becomes an Eligible Director after the effective date of the Plan shall be awarded an Option to purchase 12,000 shares of Common Stock on the date of such Eligible Director's appointment or election to the Board of Directors (the "Initial Option").

     6.2 Subsequent to the grant of the Initial Option, each Eligible Director shall be granted an Option to purchase shares of Common Stock at such time as determined by the Board of Directors, in its sole discretion.

     6.3 All Options may be exercised to the extent vested; however, such Option shall not be exercisable after the expiration of ten (10) years from the date of the grant of the Option. Each Option awarded under the Plan shall become vested with respect to thirty-three and one-third percent (33-1/3%) of the shares of Common Stock at each anniversary of the Option grant date, beginning with the first anniversary thereof; provided, however, such Option will vest only if the Eligible Director continues to serve as a member of the Board of Directors. Notwithstanding the foregoing (but subject to the express provisions of any Stock Option Agreement), in the event of a Change in Control, any outstanding Options shall fully vest and become exercisable as of the date of such Change in Control.

     6.4 All Options may be exercised only by written notice to the Company which notice shall specify the number of shares of Common Stock to be purchased and shall be accompanied by payment of the Option Exercise Price for such shares in such manner as the Board of Directors may approve; provided, however, an Option may only be exercised with respect to whole shares of Common Stock. No shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Eligible Director. The holder of the Option, as such, shall have none of the rights of a stockholder.

     6.5 Each Option contemplated by this Section 6 shall be evidenced by a Stock Option Agreement which shall incorporate the applicable terms of the Plan. The terms of each Stock Option Agreement shall provide: (a) that the per share purchase price for each share of Common Stock subject to the Option shall be the Option Exercise Price; (b) that any nonvested Options shall terminate immediately on the date upon which an Eligible Director ceases to be Director; and (c) that any vested Options shall be exercisable no later than the earliest to occur of (i) three months after the date an Eligible Director ceases to be a Director for any reason; (ii) twelve (12) months after the date an Eligible Director ceases to be a Director if such cessation is by reason of his becoming disabled (within the meaning of Section 22(e)(3) of the Code) or his death; or
(iii)  the  tenth  anniversary  of  the  Option  grant  date.

     6.6 An Option shall not be transferable or assignable except by will, under the laws of descent and distribution, or, in its discretion, the Board of Directors may authorize all or a portion of the Options to be granted to an Eligible Director to be on terms which permit transfer by such Eligible Director to (a) the spouse, children or grandchildren or parents of the Eligible Director ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership or limited liability company in which such Immediate Family Members are the only partners or members, provided that there is no consideration paid for any such transfer and subsequent transfers shall be prohibited except in accordance with the laws of descent and distribution, or by will. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer, including, but not limited to, the vesting provisions in Section 6.3 and the termination provisions in Section 6.5.

                 SECTION 7  TERM OF PLAN

     The Plan shall be effective on the date hereof and shall continue to be effective until ten (10) years following the earlier of the effective date of the Plan, unless sooner terminated by the Board of Directors pursuant to Section 9 hereof.

      SECTION 8  INDEMNIFICATION OF BOARD

     In addition to such other rights of indemnification that the members of the Board of Directors may have, each member of the Board of Directors shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which it may be a party by reason of any action taken or failure to act under or in connection with the Plan, and against all amounts paid by it in settlement thereof (provided the settlement has received the prior approval of the Company) or paid by it in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in the action, suit or proceeding that the Board member is liable for negligence or misconduct in the performance of his or her duties; provided that promptly after institution of the action, suit or proceeding the Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend such matter. Upon the delivery to the Board member of written notice of assumption by the Company of the defense of such matter, the Company will not be responsible to the Board member for any further fees and disbursements relating to the defense of such matter, including fees and disbursements of counsel.

     SECTION 9  AMENDMENT AND TERMINATION OF THE PLAN

     The Board of Directors at any time may amend or terminate the Plan without shareholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of the shareholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws to which the Company, this Plan, or Directors are subject. No amendment or termination of the Plan shall adversely affect the rights of a Director without his consent with respect to Common Stock previously acquired under the Plan.

    SECTION 10  ADJUSTMENT IN SHARES OF COMMON STOCK

     10.1 If (a) the number of shares of Common Stock shall be increased or reduced by a change in par value, split-up, stock split, reverse stock split, reclassification, merger, consolidation, distribution of stock dividends or similar capital adjustments, or (b) the Company engages in a transaction for which the Board of Directors determines an adjustment is appropriate, then the Board of Directors may make an adjustment in the number and kind of shares of Common Stock available under the Plan, the number (including any maximum number of shares) and kind of shares for which grants are to be subsequently made to each Eligible Director and the number and kind of shares of Common Stock issuable pursuant to the provisions of the Plan, consistent with the effect of the change on existing shareholders of the Company.

     10.2 If any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another corporation, or the sale of substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, each holder of an Option shall thereafter have the rights to receive upon the basis and upon the terms and conditions specified therein and in lieu of the shares of Common Stock of the Company immediately theretofore receivable upon the exercise of such Option, such shares of stock, securities or assets (including cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore receivable had such reorganization, reclassification, consolidation, merger or sale not taken place.

SECTION 11  COMPLIANCE WITH APPLICABLE LAW

     Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue any shares of Common Stock if such issuance would violate any applicable law or any applicable regulation or requirement of any securities or exchange or similar entity. Prior to the issuance of any shares of Common Stock under the Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares and will not dispose of them in violation of the registration requirements of the Securities Exchange Act of 1933. If at any time the Company, in its sole discretion, determines that the listing, registration or qualification (or any updating of any such document) of any type of award, or the shares of Common Stock issuable pursuant thereto, is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, any award or the issuance of shares of Common Stock pursuant to any award, such award shall not be made and the shares of Common Stock shall not be issued, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

    SECTION 12  RIGHT TO REMOVE DIRECTOR

     Nothing in the Plan or in any Stock Option Agreement shall confer upon any Eligible Director the right to continue as a Member of the Board of Directors or affect the right of the Company or any Affiliate to terminate an Eligible Director's directorship at any time.

               SECTION 13  GOVERNING LAWSECTION 12  GOVERNING LAW

     The  laws  of  the  State  of  New  York  shall  govern  this  Plan.


     IN WITNESS WHEREOF, the Company has caused the Plan to be executed as of the day and year first above written.


          LEVEL  8  SYSTEMS,  INC.


                                   By:  /s/  Steven  Dmiszewicki
                                   -----------------------------
                                              Steven  Dmiszewicki

                                   Title:  President

ATTEST:


By:  /s/  Dennis  McKinnie
--------------------------
            Dennis  McKinnie

Title:   Senior  Vice  President,  Chief  Legal
         and  Administrative  Officer

     [CORPORATE  SEAL]